UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell, Principal Executive Officer	George J. Zornada, Esq.
Salient MF Trust	K & L Gates LLP
4265 San Felipe, Suite 800	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: December 31

Date of reporting period: September 30, 2016

Item 1 – Schedule of Investments.

SALIENT ADAPTIVE GROWTH FUND

Consolidated Schedule of Investments

September 30, 2016

(Unaudited)

Fair Value
Purchased Swaptions (Cost $9,536,597)	$10,152,737

Total Investments-15.5% (Cost $9,536,597)	10,152,737
Other Assets and Liabilities(1)-84.5%	51,129,375

Total Net Assets-100.0%	$61,282,112

(1)	Includes cash which is being held as collateral for futures contracts.

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

See accompanying Notes to Schedule of Investments

SALIENT ADAPTIVE GROWTH FUND

Consolidated Schedule of Investments

September 30, 2016

(Unaudited)

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	December 2016	154	$16,149,279	$262,219
10 Year Canada Bond	December 2016	99	11,086,612	29,543
10 Year Japan Government Bond	December 2016	4	6,009,171	37,413
10 Year Korea Government Bond	December 2016	68	8,224,706	102,126
10 Year U.S. Treasury Note	December 2016	152	19,931,000	104,292
Aluminum *	October 2016	21	873,994	4,566
Aluminum *	November 2016	16	667,500	30,162
Amsterdam Exchanges Index	October 2016	21	2,133,041	49,084
ASX SPI 200 Index	December 2016	11	1,139,913	50,716
Brent Crude *	December 2016	8	401,520	29,625
CAC 40 10 Euro	October 2016	25	1,247,902	7,767
Cocoa *	December 2016	13	358,930	(22,910)
Coffee ‘C’ *	December 2016	21	1,193,456	14,994
Cotton No.2 *	December 2016	24	816,960	(48,341)
E-Mini S&P 500	December 2016	48	5,184,960	91,460
E-Mini S&P Midcap 400	December 2016	9	1,394,640	31,976
Euro-BTP	December 2016	2	321,480	(2,223)
Euro-Bund	December 2016	34	6,328,733	29,825
Euro-OAT	December 2016	88	15,828,640	28,915
FTSE 100 Index	December 2016	29	2,577,623	78,307
Gasoline RBOB *	November 2016	6	368,701	41,531
German Stock Index	December 2016	2	590,461	7,010
Gold 100 Oz *	December 2016	31	4,083,010	(141,968)
Hang Seng China Enterprises Index	October 2016	15	2,254,235	(19,541)
KOSPI 200 Index	December 2016	34	3,985,472	(61,943)
Lead *	October 2016	6	317,513	41,925
Lead *	November 2016	6	318,000	28,112
Lean Hogs *	December 2016	29	510,110	(137,859)
Long Gilt	December 2016	71	11,986,481	(103,063)
Low Sulphur Gas Oil *	November 2016	2	89,550	6,196
MSCI Taiwan Index	October 2016	71	2,426,070	(30,783)
Natural Gas *	November 2016	28	813,680	(1,466)
Nickel *	October 2016	4	252,864	10,207
Nickel *	November 2016	4	253,248	7,279
Russell 2000 Mini Index	December 2016	14	1,747,620	55,549
S&P/Toronto Stock Exchange 60 Index	December 2016	24	3,128,900	46,664
SGX CNX Nifty 50 Index	October 2016	103	1,782,106	(23,670)

See accompanying Notes to Schedule of Investments

SALIENT ADAPTIVE GROWTH FUND

Consolidated Schedule of Investments, continued

September 30, 2016

(Unaudited)

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
SGX MSCI Singapore Index	October 2016	5	115,550	257
Silver *	December 2016	14	1,344,980	(100,265)
Soybean *	November 2016	68	3,243,600	(423,463)
Soybean Meal *	December 2016	15	449,400	(126,037)
Soybean Oil *	December 2016	66	1,324,224	1,151
Sugar #11 *	March 2017	57	1,468,320	147,880
Wheat *	December 2016	18	361,800	(21,811)
WTI Crude Oil *	November 2016	4	192,960	12,410
Zinc *	October 2016	12	711,300	29,530
Zinc *	November 2016	12	712,575	10,936

			$146,702,790	$164,284

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Aluminum *	October 2016	21	$873,994	$(41,278)
Aluminum *	November 2016	10	417,188	(21,406)
Corn *	December 2016	17	286,238	(3,138)
FTSE/JSE TOP 40 Index	December 2016	17	568,963	(2,173)
FTSE/MIB Index	December 2016	15	1,378,098	(591)
Hang Seng China Enterprises Index, Class H	October 2016	5	309,422	3,338
IBEX 35 Index	October 2016	27	2,657,738	(24,707)
Lead *	October 2016	6	317,513	(27,339)
Live Cattle *	December 2016	17	680,850	31,629
Nickel *	October 2016	4	252,864	(12,341)
NY Harbour ULSD *	November 2016	2	129,217	(7,220)
OMXS 30 Index	October 2016	42	704,259	(14,633)
Tokyo Price Index	December 2016	14	1,826,537	2,157
Zinc *	October 2016	12	711,300	(11,039)

			$11,114,181	$(128,741)

*	All or a portion of these investments are held by Salient Adaptive Growth Offshore Fund Ltd. (the “Adaptive Growth Subsidiary”).

Total Return Swap Agreements - Long Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Sao Paulo Stock Exchange Index (Bovespa)	Goldman Sachs	10/13/2016	$1,370,624	$(24,282)

			$1,370,624	$(24,282)

See accompanying Notes to Schedule of Investments

SALIENT ADAPTIVE GROWTH FUND

Consolidated Schedule of Investments, continued

September 30, 2016

(Unaudited)

Over-The-Counter Purchased Swaptions:

Description	Counterparty	Put/Call	Exercise Price/Rate		Expiration Date	Notional Value (Local Currency)	Premium	Value	Unrealized Appreciation (Depreciation)
The Markit CDX North America High Yield Index	Goldman Sachs International	Call	$80	^	10/19/2016	$10,000,000	$2,327,000	$2,481,088	$154,088
The Markit CDX North America Investment Grade Index	Goldman Sachs International	Call	2.5	%^^	10/19/2016	$33,000,000	2,440,845	2,538,384	97,539
The Markit iTraxx Europe Index	Goldman Sachs International	Call	2.5	%^^	10/19/2016	€30,000,000	2,518,168	2,706,923	188,755
The Markit iTraxx Europe Crossover Index	Goldman Sachs International	Call	10.0	%^^	10/19/2016	€9,000,000	2,250,584	2,426,342	175,758

							$9,536,597	$10,152,737	$616,140

^	Indicates Exercise Price
^^	Indicates Exercise Rate

Forward Foreign Currency Exchange Contracts:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation (Depreciation)
Short Contracts:
Euro	Goldman Sachs	10/19/2016	4,300,000	$4,755,542	$4,833,883	$(78,341)

				$4,755,542	$4,833,883	$(78,341)

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$28,782,830	11.8%
Credit Risk	79,815,976	32.7%
Equity Risk	50,688,782	20.8%
Foreign Exchange Rate Risk	4,755,542	2.0%
Interest Rate Risk	79,715,982	32.7%

Total	$243,759,112	100.0%

See accompanying Notes to Schedule of Investments

SALIENT TREND FUND

Consolidated Schedule of Investments

September 30, 2016

(Unaudited)

Other Assets and Liabilities(1)-100.0%	$58,171,700

Total Net Assets-100.0%	$58,171,700

(1)	Includes cash which is being held as collateral for futures and swap contracts.

See accompanying Notes to Schedule of Investments

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

September 30, 2016

(Unaudited)

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	December 2016	89	$9,333,025	$152,957
10 Year Canada Bond	December 2016	22	2,463,691	5,558
10 Year Japan Government Bond	December 2016	5	7,511,464	46,766
10 Year Korea Government Bond	December 2016	134	16,207,509	201,617
10 Year U.S. Treasury Note	December 2016	87	11,407,875	48,595
Aluminum *	October 2016	201	8,365,369	(22,002)
Aluminum *	November 2016	148	6,174,375	89,501
Amsterdam Exchanges Index	October 2016	46	4,672,375	104,841
ASX SPI 200 Index	December 2016	27	2,797,968	124,485
CAC 40 10 Euro	October 2016	27	1,347,734	4,248
Coffee ‘C’ *	December 2016	45	2,557,406	11,951
Cotton No.2 *	December 2016	149	5,071,960	(355,246)
E-Mini NASDAQ 100	December 2016	49	4,772,845	133,400
E-Mini S&P 500	December 2016	60	6,481,200	105,575
E-Mini S&P Midcap 400	December 2016	17	2,634,320	60,400
Euro-BTP	December 2016	54	8,679,973	(49,686)
Euro-Bund	December 2016	30	5,584,176	28,509
Euro-OAT	December 2016	56	10,072,771	25,689
FTSE 100 Index	December 2016	63	5,599,664	170,115
German Stock Index	December 2016	25	7,380,765	90,427
Gold 100 Oz *	December 2016	41	5,400,110	(177,283)
Hang Seng China Enterprises Index	October 2016	15	2,254,235	(19,541)
Hang Seng China Enterprises Index, Class H	October 2016	36	2,227,838	(26,725)
KOSPI 200 Index	December 2016	58	6,798,747	(96,979)
Lead *	October 2016	145	7,673,219	1,080,927
Lead *	November 2016	145	7,685,000	676,820
Long Gilt	December 2016	57	9,622,950	(42,380)
MSCI Taiwan Index	October 2016	117	3,997,890	(50,727)
Nickel *	October 2016	112	7,080,192	242,848
Nickel *	November 2016	66	4,178,592	131,140
OMXS 30 Index	October 2016	99	1,660,040	15,495
Russell 2000 Mini Index	December 2016	35	4,369,050	138,873
S&P/Toronto Stock Exchange 60 Index	December 2016	66	8,604,474	123,717
SGX CNX Nifty 50 Index	October 2016	247	4,273,594	(57,368)
SGX FTSE China A50 Index	October 2016	290	2,774,575	(4,913)
Silver *	December 2016	18	1,729,260	(87,415)
Soybean *	November 2016	43	2,051,100	(270,885)
Soybean Meal *	December 2016	102	3,055,920	(714,307)
Soybean Oil *	December 2016	323	6,480,672	52,019
Sugar #11 *	March 2017	129	3,323,040	329,674
Zinc *	October 2016	112	6,638,800	278,000
Zinc *	November 2016	90	5,344,313	112,007

			$236,340,076	$2,610,697

See accompanying Notes to Schedule of Investments

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

September 30, 2016

(Unaudited)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Aluminum *	October 2016	201	$8,365,369	$(264,396)
Aluminum *	November 2016	202	8,427,188	(465,132)
Brent Crude *	December 2016	21	1,053,990	(37,688)
Cocoa *	December 2016	170	4,693,700	321,582
Copper *	December 2016	129	7,128,863	(183,289)
Corn *	December 2016	335	5,640,563	(57,272)
FTSE/JSE TOP 40 Index	December 2016	215	7,195,704	(67,352)
FTSE/MIB Index	December 2016	94	8,636,084	11,756
Gasoline RBOB *	November 2016	30	1,843,506	(114,357)
IBEX 35 Index	October 2016	87	8,563,821	(84,422)
Lead *	October 2016	145	7,673,219	(699,055)
Lead *	November 2016	37	1,961,000	(70,447)
Lean Hogs *	December 2016	193	3,394,870	760,045
Live Cattle *	December 2016	179	7,168,950	366,150
Low Sulphur Gas Oil *	November 2016	48	2,149,200	(103,350)
Natural Gas *	November 2016	42	1,220,520	26,955
Nickel *	October 2016	112	7,080,192	(29,372)
Nickel *	November 2016	64	4,051,968	(143,873)
NY Harbour ULSD *	November 2016	37	2,390,518	(129,784)
SGX MSCI Singapore Index	October 2016	20	462,198	(2,127)
Tokyo Price Index	December 2016	68	8,871,752	25,641
Wheat *	December 2016	270	5,427,000	448,003
WTI Crude Oil *	November 2016	31	1,495,440	(61,228)
Zinc *	October 2016	112	6,638,800	(162,244)
Zinc *	November 2016	19	1,128,244	(11,563)

			$122,662,659	$(726,819)

*	All or a portion of these investments are held by Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”).

Total Return Swap Agreements - Long Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Sao Paulo Stock Exchange Index (Bovespa)	Goldman Sachs	10/13/2016	$3,083,905	$(74,222)

			$3,083,905	$(74,222)

See accompanying Notes to Schedule of Investments

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

September 30, 2016

(Unaudited)

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$171,742,426	47.4%
Equity Risk	128,213,524	35.4%
Interest Rate Risk	62,130,690	17.2%

Total	$362,086,640	100.0%

See accompanying Notes to Schedule of Investments

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Schedule of Investments

September 30, 2016

(Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies-99.3%
Gathering & Processing-13.2%
United States-13.2%
Antero Midstream Partners LP(1)	523,254	$13,970,882
EnLink Midstream LLC	3,686,742	61,752,929
Rice Midstream Partners LP(1)	590,701	14,330,406
Summit Midstream Partners LP(1)	125,874	2,887,550
Targa Resources Corp.(2)	1,362,083	66,891,896
Western Gas Equity Partners LP(1)	493,807	20,981,859

		180,815,522

Liquids Transportation & Storage-28.3%
Republic of the Marshall Islands-3.0%
VTTI Energy Partners LP(1)	2,124,392	40,384,692
United States-25.3%
Arc Logistics Partners LP(1)(3)	194,406	2,925,810
Enbridge Energy Management LLC(4)	3,725,967	94,788,610
Genesis Energy LP(1)	518,799	19,698,798
MPLX LP(1)	552,637	18,712,289
NGL Energy Partners LP(1)(2)	743,469	14,006,956
PBF Logistics LP(1)	91,836	1,820,190
Phillips 66 Partners LP(1)	117,140	5,693,004
Plains GP Holdings LP, Class A(1)	7,968,184	103,108,301
SemGroup Corp., Class A(2)	1,862,943	65,873,664
Shell Midstream Partners LP(1)	642,252	20,603,444

		347,231,066

Marine Midstream-4.1%
Republic of the Marshall Islands-4.1%
Capital Product Partners LP	1,954,816	6,372,700
Golar LNG Partners LP(2)	1,653,538	32,458,951
Teekay Offshore Partners LP(1)	2,815,617	17,794,699

		56,626,350

Natural Gas Pipelines & Storage-42.8%
United States-42.8%
Dominion Midstream Partners LP(1)	318,812	7,622,795
Energy Transfer Equity LP(1)	1,616,647	27,143,503
Energy Transfer Partners LP(1)	620,558	22,960,646
Enterprise Products Partners LP(1)	1,422,615	39,306,852
EQT GP Holdings LP(1)(2)	204,308	5,122,002
EQT Midstream Partners LP(1)	183,205	13,958,389
Kinder Morgan, Inc.	2,147,696	49,676,208
ONEOK, Inc.	1,891,880	97,223,713
Spectra Energy Corp.	1,746,494	74,662,619
Tallgrass Energy GP LP(1)	3,165,533	76,131,069
Tallgrass Energy Partners LP(1)	502,607	24,225,657
The Williams Companies, Inc.(2)	4,129,555	126,901,225
Williams Partners LP(1)	598,415	22,255,054

		587,189,732

See accompanying Notes to Schedule of Investments

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Schedule of Investments, continued

September 30, 2016

(Unaudited)

	Shares/Units	Fair Value
Other Energy & Infrastructure-7.9%
United States-7.9%
Macquarie Infrastructure Corp.(2)	717,671	$59,738,934
NRG Yield, Inc., Class A	1,485,305	24,240,178
NRG Yield, Inc., Class C	1,441,702	24,451,266

		108,430,378

Refined Products-3.0%
United States-3.0%
Magellan Midstream Partners LP(1)	299,430	21,181,678
Sunoco Logistics Partners LP(1)	713,192	20,261,785

		41,443,463

Total Master Limited Partnerships and Related Companies (Cost $1,377,613,212)		1,362,121,203

Total Investments-99.3% (Cost $1,377,613,212)		1,362,121,203
Other Assets and Liabilities-0.7%		10,271,255

Total Net Assets-100.0%		$1,372,392,458

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	Non-income producing security.
(2)

All or a portion of these securities are held as collateral for the written call options. As of September 30, 2016 the total fair value of securities held as collateral for the written call options is $49,001,119.

(3)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.
(4)	Distributions are paid-in-kind.

Written Options:

Description	Put/Call	Exercise Price	Expiration Date	Number of Contracts	Premium	Fair Value	Unrealized Appreciation (Depreciation)
EQT GP Holdings LP	Call	$25.00	10/21/2016	2,043	$(272,141)	$(214,515)	$57,626
Golar LNG Partners LP	Call	20.00	10/21/2016	1,653	(64,811)	(57,855)	6,956
Macquarie Infrastructure Corp.	Call	85.00	10/21/2016	934	(68,843)	(74,720)	(5,877)
NGL Energy Partners LP	Call	20.00	10/21/2016	743	(25,417)	(18,575)	6,842
SemGroup Corp.	Call	35.00	10/21/2016	1,140	(103,857)	(168,150)	(64,293)
Targa Resources Corp.	Call	50.00	10/21/2016	3,410	(304,932)	(460,350)	(155,418)
The Williams Cos, Inc.	Call	30.00	10/21/2016	4,812	(369,118)	(704,958)	(335,840)

					$(1,209,119)	$(1,699,123)	$(490,004)

See accompanying Notes to Schedule of Investments

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Schedule of Investments, continued

September 30, 2016

(Unaudited)

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund invested in the following industries as of September 30, 2016:

	Value	% of Total Investments
Gathering & Processing	$180,815,522	13.3%
Liquids Transportation & Storage	387,615,758	28.4%
Marine Midstream	56,626,350	4.2%
Natural Gas Pipelines & Storage	587,189,732	43.1%
Other Energy & Infrastructure	108,430,378	8.0%
Refined Products	41,443,463	3.0%

	$1,362,121,203	100.0%

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following countries as of September 30, 2016:

	Value	% of Total Investments
United States	$1,265,110,161	92.9%
Republic of the Marshall Islands	97,011,042	7.1%

	$1,362,121,203	100.0%

See accompanying Notes to Schedule of Investments

SALIENT TACTICAL PLUS FUND

Schedule of Investments

September 30, 2016

(Unaudited)

	Principal
	Amount/Shares	Fair Value
Money Market Fund-75.9%
United States-75.9%
Fidelity Prime Money Market Portfolio, 0.20%(1)	16,797,801	$16,797,801

Total Money Market Fund (Cost $16,797,801)		16,797,801

U.S. Treasury Obligation-9.0%
United States-9.0%
U.S. Treasury Bill, 0.27%, 01/12/17(2)(3)	$2,000,000	1,998,478

Total U.S. Treasury Obligation (Cost $1,998,006)		1,998,478

Total Investments-84.9% (Cost $18,795,807)		18,796,279
Other Assets and Liabilities-15.1%		3,331,210

Total Net Assets-100.0%		$22,127,489

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	The rate shown is the 7-day effective as of September 30, 2016.
(2)	Security is being held as collateral for futures contracts.
(3)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-Mini S&P® 500	December 2016	156	$16,851,120	$(4,402)

			$16,851,120	$(4,402)

See accompanying Notes to Schedule of Investments

SALIENT TACTICAL PLUS FUND

Schedule of Investments, continued

September 30, 2016

(Unaudited)

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Equity Risk	$16,851,120	100.0%

Total	$16,851,120	100.0%

Salient Tactical Plus Fund invested in the following industries as of September 30, 2016:

	Value	% of Total Investments
Money Market Fund	$16,797,801	89.4%
U.S. Treasury Obligation	1,998,478	10.6%

	$18,796,279	100.0%

Salient Tactical Plus Fund invested in securities with exposure to the following countries as of September 30, 2016:

	Value	% of Total Investments
United States	$18,796,279	100.0%

	$18,796,279	100.0%

See accompanying Notes to Schedule of Investments

SALIENT MF TRUST

Notes to Schedules of Investments

September 30, 2016

(Unaudited)

(1) ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2016, the Trust is comprised of four funds. The accompanying Schedules of Investments are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Adaptive Growth Fund	Adaptive Growth Fund	July 9, 2012
Salient Trend Fund	Trend Fund	January 2, 2013
Salient MLP & Energy Infrastructure Fund	MLP Energy Fund	September 19, 2012
Salient Tactical Plus Fund	Tactical Plus Fund	December 15, 2014

The Adaptive Growth Fund (prior to May 1, 2016 the Salient Risk Parity Fund), the Trend Fund, and the MLP Energy Fund (prior to May 1, 2016 the Salient MLP & Energy Infrastructure Fund II) are classified as non-diversified under the 1940 Act. The Tactical Plus Fund (prior to May 1, 2016 the Salient Broadmark Tactical Plus Fund) is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer Class A, Class C, and Class I shares. Additionally, the MLP Energy Fund offers R6 shares and the Tactical Plus Fund offers Class F Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses, sales charges, distribution, and exclusive rights to vote on matters affecting only individual classes. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares, Class F Shares and Class R6 Shares of the Funds.

The Adaptive Growth Fund’s investment objective is to seek long term capital appreciation by constructing a portfolio that invests primarily in futures contracts and other financially-linked derivatives, as well as exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) in order to gain exposure to global equity markets, global interest rate markets, global credit markets, and global commodity markets. The Trend Fund’s investment objective is to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures by constructing a portfolio that invests both long and short primarily in futures contracts, equities, debt instruments, ETFs, ETNs and other financially-linked derivatives and instruments in order to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. The MLP Energy Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. The Tactical Plus Fund’s investment objective is to produce, in any market environment, above-average risk adjusted returns and less downside volatility than the S&P 500 Index. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment advisor, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Advisor”) for the Adaptive Growth Fund, Trend Fund, and Tactical Plus Fund and Salient Capital Advisors, LLC (“SCA”) for the MLP Energy Fund to manage each Fund’s portfolio and operations. Salient Advisor is a Texas limited partnership that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act and the CFTC as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. Under the Investment Management Agreement, Salient Advisor and SCA are responsible for the

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establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board. Broadmark Asset Management LLC (the “Sub-Advisor”) serves as the subadvisor to the Tactical Plus Fund.

Under the Trust’s organizational document, the Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Trust and/or the Funds. However, based on experience, management expects that risk of loss to be remote.

Salient Adaptive Growth Offshore Fund, Ltd. (prior to May 1, 2016 the Salient Risk Parity Offshore Fund, Ltd.) (the “Adaptive Growth Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Adaptive Growth Subsidiary is wholly-owned by the Adaptive Growth Fund, and is therefore consolidated in the Adaptive Growth Fund’s consolidated financial statements. The Adaptive Growth Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. The Adaptive Growth Fund invests in the Adaptive Growth Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Adaptive Growth Fund” includes both the Adaptive Growth Fund and the Adaptive Growth Subsidiary.

Salient Trend Offshore Fund, Ltd. (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Trend Subsidiary is wholly-owned by the Trend Fund, and is therefore consolidated in the Trend Fund’s consolidated financial statements. The Trend Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Trend Fund invests in the Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both the Trend Fund and the Trend Subsidiary.

The MLP Energy Fund may have invested up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). The MLP Subsidiary, which was wholly-owned by the MLP Energy Fund, and therefore consolidated in the MLP Energy Fund’s consolidated financial statements, was organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Subsidiary was formed on September 19, 2012, and had been consolidated since its formation until its liquidation in September 2014. The MLP Energy Fund invested in the MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Energy Fund” includes both the MLP Energy Fund and the MLP Subsidiary. In July, 2014, SCA made the decision to liquidate the MLP Subsidiary and simultaneously transfer the investments held to the MLP Energy Fund. The orderly liquidation was completed on September 2, 2014. As such, MLP Energy Fund is presented on an individual fund basis.

The Tactical Plus Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis.

For convenience, reference to the Schedules of Investments shall include those consolidated and on an individual fund basis, as the context requires.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Schedules of Investments reflect the financial positions of the Adaptive Growth Fund and the Adaptive Growth Subsidiary, the Trend Fund and the Trend Subsidiary and the results of their

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operations, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The MLP Energy Fund and the Tactical Plus Fund are presented on an individual fund basis. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has authorized Salient Advisor and SCA to each establish a valuation committee (the “Advisor Valuation Committee”), which includes representatives from each Fund’s investment advisor. The Advisor Valuation Committee’s function, subject to the oversight of the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by Salient Advisor, SCA, or ALPS Fund Services, Inc., the Funds’ independent administrator (the “Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board. Investments held by the Funds are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the board. As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the valuation date, or if there is no sale on the valuation date, at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the board. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1 in the fair value hierarchy. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including

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developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Advisor Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Advisor Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures contracts are generally categorized as Level 2 in the fair value hierarchy.

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PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask price of the posted market on the exchange on which they are listed and are typically categorized as Level 1 in the fair value hierarchy. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Swaptions are traded on an over-the-counter market, and are generally valued using quotations from an approved independent pricing service. If no such quotation is available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swaption) and an attempt is made to

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obtain at least one other broker quote on the valuation date. If there is a significant discrepancy between the counterparty and the other available broker quote, the Advisor will attempt to obtain third party pricing service information if available. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such swaptions in good faith using information that is available at such time. Such fair valued swaptions are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

OTHER—Investments in open-end RICs that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Advisor Valuation Committee, in consultation with the Administrator or the advisor, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as Master Limited Partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. The MLP Energy Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S.

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federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLP Energy Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The MLP Energy Fund may invest up to 15% of its total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by SCA based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

As of September 30, 2016 the MLP Energy Fund did not hold restricted securities.

(h) USE OF ESTIMATES

The Schedules of Investments have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Schedules of Investments. Actual results may differ from those estimates and such differences may be significant.

(i) DERIVATIVE INSTRUMENTS

The Funds may invest in derivatives in order to meet their investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period-end are presented in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Adaptive Growth Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are

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unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Adaptive Growth Fund, the Trend Fund, and the Tactical Plus Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

OPTIONS—The MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. The Tactical Plus Fund may purchase and write put and call options on broad-based stock indices and on individual securities as part of its investment strategy and for hedging purposes. The Adaptive Growth Fund may purchase and write options, including swaptions, as part of its investment strategy.

Options are secured by investments, as detailed in the Funds’ Schedules of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. A put option gives the holder of such put option the right to sell the underlying security to the writer of such put option at a specified price at any time during the term of the option. When purchasing options, the Funds pay a premium which is recorded as the cost basis of the option and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When Funds write an option, an amount equal to the net premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.

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The Adaptive Growth Fund had the following transactions in swaptions during the period ended September 30, 2016:

Adaptive Growth Fund	Number of Contracts	Premiums Paid
Swaptions outstanding at December 31, 2015	85,280,130	$8,942,014

Swaptions purchased	259,454,635	27,177,316
Swaptions exercised	—	—
Swaptions expired	—	—
Swaptions closed	(257,924,090)	(26,582,733)

Swaptions outstanding at September 30, 2016	86,810,675	$9,536,597

The MLP Energy Fund had the following transactions in written call options during the period ended September 30, 2016:

MLP Energy Fund	NUMBER OF CONTRACTS	CONTRACT PREMIUM
Outstanding, at beginning of year December 31, 2015	—	$—

Options written	(280,021)	(15,469,551)
Options closed	105,379	6,369,673
Options exercised	38,487	2,866,545
Options expired	121,420	5,024,214

Outstanding, September 30, 2016	(14,735)	$(1,209,119)

The Tactical Plus Fund had the following transactions in purchased put options during the period ended September 30, 2016:

Tactical Plus Fund	Number of Contracts	Premiums Paid
Options outstanding at December 31, 2015	—	$—

Options purchased	5,622	5,052,928
Options exercised	(26)	(9,386)
Options expired	(910)	(356,190)
Options closed	(4,686)	(4,687,351)

Options outstanding at September 30, 2016	—	$—

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The Tactical Plus Fund had the following transactions in written call options during the period ended September 30, 2016:

Tactical Plus Fund	NUMBER OF CONTRACTS	CONTRACT PREMIUM
Outstanding, at beginning of year December 31, 2015	—	$—

Options written	(79)	(36,061)
Options closed	79	36,061
Options exercised	—	—
Options expired	—	—

Outstanding, September 30, 2016	—	$—

The Tactical Plus Fund had the following transactions in written put options during the period ended September 30, 2016:

Tactical Plus Fund	NUMBER OF CONTRACTS	CONTRACT PREMIUM
Outstanding, at beginning of year December 31, 2015	—	$—

Options written	(553)	(380,452)
Options closed	488	332,663
Options exercised	—	—
Options expired	65	47,789

Outstanding, September 30, 2016	—	$—

SWAP AGREEMENTS—As of September 30, 2016, the Adaptive Growth Fund and Trend Fund invested in total return swap agreements in accordance with their investment objectives to gain exposure to a variety of nontraditional risk premiums.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those

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instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

Total return swaps are subject to counterparty risk, market risk and interest rate risk. Total return swaps utilized by the Funds may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Funds consider the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the advisor believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates. The Funds may use various techniques to minimize credit risk including early termination or periodic reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for total return swaps.

(j) CFTC REGULATION

The CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the MLP Energy Fund, SCA has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the MLP Energy Fund is not currently subject to registration or regulation as commodity pools under the CEA.

With respect to the Adaptive Growth Fund and the Trend Fund, Salient Advisor has not renewed, or with respect to the Tactical Plus Fund, made an initial filing under CFTC Regulation 4.5 of the CEA. Salient Advisor meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools.

(3) FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

• Level 1 —

unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

• Level 2 —	investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3 —	investments with significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

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Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For the period ended September 30, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary categorization of the Funds’ investments based upon the inputs utilized in determining the value of such investments as of September 30, 2016. The breakdown by category of equity securities is disclosed in the Schedules of Investments.

	Level 1		Level 2		Total
Fund Name	Investment Securities	Other Financial Instruments(a)	Investment Securities	Other Financial Instruments(a)	Investment Securities	Other Financial Instruments(a)
Adaptive Growth Fund
Swaptions	$—	$—	$10,152,737	$—	$10,152,737	$—
Futures Contracts	—	35,543	—	—	—	35,543
Total Return Swap Agreements	—	(24,282)	—	—	—	(24,282)
Forward foreign currency
exchange contracts	—	—	—	(78,341)	—	(78,341)

Total	$—	$11,261	$10,152,737	$(78,341)	$10,152,737	$(67,080)

Trend Fund
Futures Contracts	$—	$1,883,878	$—	$—	$—	$1,883,878
Total Return Swap Agreements	—	(74,222)	—	—	—	(74,222)

Total	$—	$1,809,656	$—	$—	$—	$1,809,656

MLP Energy Fund
Master Limited Partnerships and
Related Companies(b)	$1,362,121,203	$—	$—	$—	$1,362,121,203	$—
Written Options	—	(1,699,123)	—	—	—	(1,699,123)

Total	$1,362,121,203	$(1,699,123)	$—	$—	$1,362,121,203	$(1,699,123)

Tactical Plus Fund
Money Market Fund	$16,797,801	$—	$—	$—	$16,797,801	$—
U.S. Treasury Obligation	—	—	1,998,478	—	1,998,478	—
Futures Contracts	—	(4,402)	—	—	—	(4,402)

Total	$16,797,801	$(4,402)	$1,998,478	$—	$18,796,279	$(4,402)

(a)

Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts, swap agreements and written options. These investments are generally presented as other assets and liabilities in the Schedules of Investments at the unrealized gain or loss on the investment.

(b)	For detailed description of sector see the accompanying Schedule of Investments.

(4) FEDERAL INCOME TAXES

At September 30, 2016, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Adaptive Growth Fund	$9,536,597	$1,666,867	$(1,050,727)	$616,140
MLP Energy Fund	1,462,850,150	154,007,693	(254,736,640)	(100,728,947)
Tactical Plus Fund	18,795,807	472	—	472

(5) Affiliated Companies

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership control.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2016

(Unaudited)

During the nine months ended September 30, 2016, the MLP Energy Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below. The purchases, sales, dividend income, realized capital gains, shares and value of investment of the MLP Energy Fund in affiliated companies for the nine months ended September 30, 2016 were as follows:

MLP Energy Fund

Security Name	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 9/30/2016	Dividend Income^	Realized Gain/(Loss)
Master Limited Partnerships and Related Companies
VTTI Energy Partners LP^^	2,054,720	180,976	(111,304)	2,124,392	$40,384,692	$—	$(746,105)

^

The MLP Energy Fund received $1,992,116 of dividend income from the security during the nine months ended September 30, 2016. The MLP Energy Fund estimated that approximately 100% of the dividend income received would be treated as return of capital. Net realized gain/(loss) was increased by $33,074 and change in unrealized appreciation/depreciation was increased by $1,959,042, attributable to the recording of such distributions as a reduction in the cost basis of investments.

^^	This security no longer met the definition of an affiliated company as of September 30, 2016.

(6) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of each Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Funds’ Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ Shares. An investment in the Funds’ Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

(b) CONCENTRATION RISK

The MLP Energy Fund’s investment portfolio is concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolio on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on the MLP Energy Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the MLP Energy Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the MLP Energy Fund may be more susceptible than more widely diversified investment companies to any single economic, political, or regulatory occurrence.

(c) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2016

(Unaudited)

(relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions.

(d) LEVERAGE RISK

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ Shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

(e) DERIVATIVES RISK

The Funds may purchase and sell derivative instruments (including, but not limited to, options, futures contracts, forward foreign currency exchange contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on Salient Advisor’s and SCA’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

(f) EXCHANGE-TRADED FUND RISK

The Funds may invest in exchange-traded funds. Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Funds pay more than net asset value (“NAV”) for an ETF when making a purchase) or discount (creating the risks that the Funds’ NAV is reduced for undervalued ETFs they hold, and that the Funds receive less than NAV when selling an ETF). Investments in ETFs are also subject to the risk that an ETF may not be able to replicate exactly the performance of the index it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF in which the Fund invests may incur expenses not incurred by the applicable index. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track their applicable index or match its performance. To the extent that the Funds invest in ETFs, there will be some duplication of expenses because the Funds would bear their pro-rata portion of such ETFs’ advisory fees and operational expenses.

Item 2 - Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SALIENT MF TRUST

By:	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: November 28, 2016

By:	/s/ Christopher R. Arnold
Christopher R. Arnold
Principal Financial Officer

Date: November 28, 2016